PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is providing financing for the $49 million development of Cote Village located in Boston, MA. The project will be comprised of 76-units, of which 100 percent are designated affordable. The project will also benefit from 4% and 9% Low Income Housing Tax Credits.

HIT ROLE	The HIT joined the development team in its original submission for site control in 2014 and worked with them for 5 years structuring the project to make it a reality in 2019. The HIT committed $20.1 million to purchase direct construction and permanent mortgage investments from MassHousing. The HIT requires 100% union labor on all of the construction-related projects in which it invests.

SOCIAL IMPACT	Cote Village is the redevelopment of the former Cote Ford dealership in Mattapan into residential rental housing and will include outdoor community space, fitness center, on-site parking and resident amenities. This Transit-Oriented-Development is adjacent to the MBTA Fairmont Line commuter rail station and will act as a catalyst to encourage responsible development in the predominantly Carribbean community.

The project will create 415,960 hours of union construction work and generate $97.9 million in total economic benefits.

The project is HIT’s 34th project in the City of Boston.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $20.1 Million	Total Development Cost $49.0 Million	76 Units of housing, with 100% affordable units	415,960 Hours of Union Construction Work Generated	$16.4 Million Tax revenue generated	$97.9 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 15, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Cote Village-Boston, MA

“The Cote Village project will bring economic opportunity to Mattapan. Projects like this evidence labor’s values at work—collaborating with the community to ensure all Bostonians have access to quality jobs, and transit-oriented affordable housing.”

—	Steve Tolman, President
Massachusetts AFL-CIO

“When union pension capital is invested in construction projects built with 100% union labor and creating affordable housing, we are investing in ourselves while addressing a critical community need.”

—	Brian Doherty, Secretary-Treasurer
Building and Construction Trades Council of Metropolitan Boston

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

12/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com